UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): January 24, 2006


                               CEL-SCI CORPORATION
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)


     Colorado                          1-11889                   84-0916344
--------------------              ------------------         ------------------
(State or other jurisdiction     (Commission File No.)          (IRS Employer
of incorporation)                                           Identification No.)

                              8229 Boone Blvd. #802
                                Vienna, VA 22182
         --------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (703) 506-9460
                                                       --------------

                                       N/A
                   -----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard, Transfer of Listing

      As of January 24, 2006 the Company has not filed its annual report on Form 10-K for the year ended September 30, 2005. The timely filing of this report is a condition for the Company's continued listing on the American Stock Exchange ("AMEX" or "Exchange"), as required by Sections 134 and 1101 of the AMEX Company Guide (the "Company Guide"). In addition, the Company's failure to timely file this report is a material violation of its listing agreement with the Exchange and therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and remove the Company's securities from the Exchange.

      In order to maintain its AMEX listing the Company must submit a plan by February 7, 2006 advising the Exchange of action it will take to bring the Company into compliance with Sections 134 and 1101 of the Company Guide no later than March 20, 2006 (the "Plan"). The Company plans to submit such a plan by February 7, 2006. The Plan must include any specific milestones and details related to completion of any required filings. The AMEX Listings Qualifications Department will evaluate the Plan, including any supporting documentation, and make a determination as to whether the Company has made a reasonable demonstration in the Plan of an ability to regain compliance with all applicable continued listing standards by March 20, 2006, in which case the Plan will be accepted. If the Plan is accepted, the Company will remain listed during the plan period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the Plan.

      If the Company does not submit a plan, or submits a plan that is not accepted, it will be subject to delisting proceedings. Furthermore, if the plan is accepted but the Company is not in compliance with the continued listing standards by March 20, 2006 or does not make progress consistent with the plan during the Plan period, the Exchange will initiate delisting proceedings. The Company may appeal a staff determination to initiate delisting proceedings in accordance with Section 1010 and Part 12 of the Company Guide.

Item 9.01   Financial Statements, Exhibits and Pro Forma Financial Information

      (d)   Exhibits

           None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 25, 2006.

                               CEL-SCI CORPORATION



                                 By:  /s/ Geert R. Kersten
                                      ----------------------------------------
                                      Geert R. Kersten, Chief Executive Officer